3Q ‘11 Earnings Conference Call
November 4, 2011
Exhibit 99.1

3Q ’11 Earnings
James P. Torgerson
President and Chief Executive Officer
Richard J. Nicholas
Executive Vice President and Chief Financial Officer
Safe Harbor Provision

Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the
Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on UIL Holdings’ expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL Holdings’ subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut
Natural Gas Corporation and The Berkshire Gas Company. Such risks and uncertainties with respect to UIL Holdings’ recent acquisition of The Southern Connecticut Gas Company, Connecticut Natural Gas Corporation and The Berkshire Gas Company
include, but are not limited to, the possibility that the expected benefits will not be realized, or will not be realized within the expected time period. The foregoing and other factors are discussed and should be reviewed in UIL Holdings’ most recent Annual Report on Form
10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and UIL Holdings undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
Note to Investors

3Q ’11 Earnings
3Q & YTD 2011 Highlights
 YTD ’11 consolidated earnings of $78.4M was $34M higher than YTD ’10, primarily due to net income from the gas companies
 3Q ’11 consolidated earnings of $12.2M were $4.8M lower than 3Q ’10, primarily due to mark to market and tax rate adjustments
 ➢ These non-operational charges were partially offset by an increase in income from
 GenConn
 First full quarter in which both GenConn plants were in operation
 Gas integration progressing on schedule - substantially exited Transition Services
 Agreement with Iberdrola USA as of the end of September
 Tropical Storm Irene caused damage to UI’s electric distribution system, causing approximately 50% of UI’s customers to lose power
 ➢ UIL team and mutual assistance crews from around the country repaired the system and power was restored to 99.8% of UI’s customers within one week
 ➢ As of 9/30/11, the cost estimate was approximately $20M, of which approximately $4M has been capitalized
 › Expects to seek recovery in future rate proceedings

3Q ’11 Earnings
Gas Conversions
Momentum of interest in conversions increasing as heating season begins
 ➢ Direct mail marketing deployed in October to increase customers’ awareness of conversion benefits
 ➢ Financing options are being expanded to assist customers with up-front conversion costs
Approximately 6,800 customer(1) additions in 2010
 ➢ Targeting 30,000-35,000 additional gas heating customers over the next 3 years
 › ’11 - approximately 25% increase over ‘10 levels
 › ’12 - approximately 50% increase over ’10 levels
 ➢ YTD 9/30/11, there were 4,129 conversions, compared to 3,654 conversions for YTD 9/30/10
Through September, residential conversions are 13% ahead of 2010 levels
New residential customers are anticipated to generate approximately $280-$315 of distribution net operating income per customer
(1) Residential and commercial

3Q ’11 Earnings
GenConn Energy
50/50 Joint Venture between UI and NRG
Middletown
Devon
Both GenConn Middletown & Devon are
now operating in the ISO-New England
(ISO-NE) markets
 ➢ UIL reported pre-tax income of $3.5M and
 $8.2M in the 3Q and first nine months of
 ’11, respectively

3Q ’11 Earnings
➢ Final decision by CT PURA approving CNG & SCG
 settlement of rate case appeals was issued on 8/3/11
 (DN 08-12-06RE02 & DN 08-12-07RE02)
 › Resolves all pending issues related to the rate case
 appeals
 › Removes the 10 basis point ROE penalty for
 monitoring
 › Authorized ROEs going forward: CNG - 9.41%,
 SCG - 9.36%
 › Terminates the SCG potential overearnings
 investigation
 › Companies are allowed to recover carrying
 charges on the interim rate decrease amounts over-
 credited to customers during the stay of the rate
 case decisions (since 2009)
 › Approximately $3.7M to be recovered and
 collected over the next two non-winter periods,
     $2.2M booked to earnings in 3Q ’11

Regulatory Update

SCG Potential Overearnings
Generic ROE Proceeding
UI Electric Decoupling
SCG/CNG Rate Case Appeals
PURA schedule has not been updated
➢ Final decision issued on 8/31/11 (DN 08-07-04RE03)
 › Approved decoupling credit of $1.4M for ‘10 rate year
 › Allows decoupling mechanism to continue until next
 general rate case proceeding
GenConn ’12 Revenue Requirement
➢ Annual revenue requirement filed with CT PURA on
 7/29/11 (DN 11-07-12)
 › Requesting approximately $78M for the period
 commencing 1/1/12 - 12/31/12
 › Draft decision expected 12/7/11
 › Final decision expected 12/21/11

3Q ’11 Earnings
Regulatory Update - continued
Transmission ROE
Utility Company Storm Response Docket
➢ Several New England governmental entities have filed a
 complaint with FERC regarding the base return on equity
 for transmission investments
 › Claim that the current approved base ROE on
  transmission investments of 11.14% is not just and
   reasonable and are seeking a reduction of the base
              ROE to 9.20%
➢ Investigation of the service response and communications of utilities in CT following Tropical Storm Irene (DN 11-09-09)
Electric Distribution Rate Case
➢ Evaluating timing of distribution rate case to reflect
 significant investments in distribution infrastructure

3Q ’11 Earnings
Governmental Update

Implementation of Public Act 11-80
 ➢ Department of Energy & Environmental Protection (DEEP) was created
 ➢ Former DPUC has become the Public Utilities Regulatory Authority (PURA)
 › Change from 5 DPUC commissioners to three PURA directors
 ▪ Kevin DelGobbo (former DPUC chair), John Betkoski and Anna Ficeto
 ➢ Allows each electric distribution company to develop and own up to 10 MW renewable source generation
Post-Storm Irene Investigations
 ➢ Participated in two legislative hearings
 ➢ Governor Malloy established a State Team Organized for the Review of Management of
 Irene (S.T.O.R.M. Irene) assessment team
Low Income Home Energy Assistance Program (LIHEAP)
 ➢ Anticipate significant reductions in funds available for home energy assistance programs
Next Legislative Session February-May ‘12

3Q ’11 Earnings
Economic Update
Economic recovery has been extremely slow over the past 2 years
 ➢ September - moving primarily sideways with a slight downside bias
CT labor markets are now slightly lagging the national average
Seasonally adjusted unemployment rate as of September 2011
 ➢ CT - 8.9%
 ➢ MA - 7.3%
 ➢ National - 9.1%
Unemployment rates in largest cities in our territory (as of August 2011)
 ➢ Bridgeport - 8.3%
 ➢ New Haven - 9.4%
 ➢ Hartford - 9.0%
Source: U.S. Bureau of Labor Statistics

UIL HOLDINGS CORPORATION

$30
$25
$20
$15
$10
$5
$-
$(5)
$(10)
$13.1
$14.9
$7.6
$6.4
$0.9
$(0.2)
$21.6
$21.1
$(6.2)
$0
$(3.2)
$(4.1)
$12.2
$17.0
Electric distribution, CTA, GenConn & other
Electric transmission
Corporate
Net Income, excl. acquisition & transition related
Gas distribution
Acquisition & transition related
Total Net Income

$100
$80
$60
$40
$20
$-
$(20)
$34.9
$34.4
$23.2
$19.5
$0.1
$(1.1)
$58.2
$52.8
$29.7
$0
$(9.5)
$(8.4)
$78.4
$44.4
Electric distribution, CTA, GenConn & other
Electric transmission
Corporate
Net Income, excl. acquisition & transition related
Gas distribution
Acquisition & transition related
Total Net Income
2011
2010

3Q ’11 Earnings
3Q & YTD 2011 Financial Results by Business
Net Income ($M)
3Q ’11 vs. 3Q ’10
YTD ‘11 vs. YTD
’10

UIL HOLDINGS CORPORATION

GenConn energy

Southern Connecticut Gas
Service First!

CNG

berkshire gas

3Q ’11 Earnings
3Q & YTD 2011 Financial Results - Details

Electric distribution, CTA, GenConn & Other
 ➢ 1% increase in net income YTD, 3Q was lower primarily due to mark to market & effective tax rate adjustments, offset by GenConn earnings
 › The mark to market & effective tax rate adjustments reduced net income by $2.3M & $3.4M for the
           3Q & nine months of ’11, respectively
 › GenConn contributed to UIL pre-tax income of $3.5M & $8.2M for the 3Q & first nine months of
 ’11, respectively
 ➢ Average D & CTA ROE as of 9/30/11: 9.63%
Electric transmission
 ➢ 19% increase in net income for the quarter & YTD
 › Increase attributable to an increase in the allowance for funds used during construction due to increased CWIP
Gas Distribution
 ➢ YTD income of $29.7M , 3Q loss of $6.2M due to seasonality of earnings
 ➢ YTD - colder than normal winter season in New England in ’11
 ➢ Recovered approximately $2.2M pre-tax of carrying charges in the 3Q ’11 on interim rate decrease amounts over-credited to customers during stay of rate case decisions
 › Recovery of carrying charges will continue until the outstanding surcharge balance is exhausted
 ➢ Preliminary average ROE as of 9/30/11: SCG 8.30-8.40%, CNG 8.90-9.00%
Corporate
 ➢ YTD after-tax costs of $9.4M, a decrease of $0.1M compared to ’10
 ➢ After-tax costs of $2.3M in the 3Q, a decrease of $2M compared to 3Q ’10
 ➢ The decrease for the quarter & YTD was primarily attributable to the absence in ’11 of after-tax acquisition related costs that occurred in the 3Q ’10, partially offset by the interest expense related to the October ‘10 issuance of $450M of public debt
 ➢ Interest expense on the $450M of public debt was $3.2M & $9.5M for the 3Q and first nine months of ’11, respectively

UIL HOLDINGS CORPORATION

	Previous		Current	
	Approximate Net Income[2]	EPS - basic[3]	Approximate Net Income[2]	EPS - basic[3]
Electric distribution, CTA & other	$39 - $46	$0.78 - $0.90	$39 -$43	$0.78 - $0.85
Electric transmission	$28 - $30	$0.55 - $0.60	$28 - $30	$0.55 - $0.60
Total UI [1]	**$68 - $73**	**$1.35 - $1.45**	**$68 - $73**	**$1.35 - $1.45**
Gas distribution	$39 - $45	$0.78 - $0.88	$40 - $45	$0.80 - $0.88
UIL Corporate	($15) - ($14)	($0.30) - ($0.28)	($14) - ($13)	($0.27) - ($0.25)
Total UIL [1]	**$94 - $101**	**$1.85 - $2.00**	**$96 - $104**	**$1.90 - $2.05**

(1) Expectations are not intended to be additive

(2) Rounded to the nearest million

(3) Assumes approximately 50.6 million average shares outstanding

3Q ’11 Earnings
Increased ‘11 Earnings Expectations
Current Assumptions
➢ Electric distribution, CTA & Other and Gas distribution ranges were narrowed reflecting year-to-date performance
➢ GenConn expected to earn $0.12-$0.14 per share
➢ UIL Corporate was reduced to reflect tax savings resulting from the deductibility of certain gas company acquisition costs

‘12 earnings expectations will be discussed on the
4Q ‘11 earnings call

Q&A